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Filed Pursuant to Rule 497(h)
Registration Number 333-126431

                  P R O S P E C T U S

63,000,000 Shares

BlackRock Enhanced
Dividend Achievers™ Trust

Common Shares

$15.00 per Share

                  Investment Objectives.    BlackRock Enhanced Dividend Achievers™ Trust (the "Trust") is a diversified, closed-end management investment company with no operating history. The Trust's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve these objectives by investing in common stocks that pay above average dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions paid to the Trust's shareholders.

                  No Prior History.    The Trust's shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "BDJ."

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                  Investing in the Trust's common shares involves risks that are described in the "Risks" section beginning on page 23 of this prospectus.

	Per Share	Total(1)
Public offering price	$15.00	$945,000,000
Sales load(2)	$.675	$42,525,000
Estimated offering expenses(3)	$.03	$1,890,000
Proceeds, after expenses, to the Trust	$14.295	$900,585,000
  (1)
  The Trust has granted the underwriters an option to purchase up to 9,450,000 additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be $1,086,750,000, $48,903,750, $2,173,500 and $1,035,672,750, respectively. See "Underwriting."

  (2)
  BlackRock Advisors, Inc. has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a structuring fee to UBS Securities LLC and a sales incentive fee to A.G. Edwards & Sons, Inc. BlackRock Advisors, Inc. may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

  (3)
  The Trust will pay offering expenses of the Trust (other than the sales load) up to an aggregate of $.03 per share of the Trust's common shares. This $.03 per common share amount includes a $.005 per common share partial reimbursement of expenses to the underwriters and may include a reimbursement of BlackRock Advisors, Inc.'s expenses incurred in connection with this offering. BlackRock Advisors, Inc. has agreed to pay such offering expenses of the Trust to the extent they exceed $.03 per share of the Trust's common shares. The aggregate offering expenses (other than sales load) to be incurred by the Trust are estimated to be $1,204,762 (including amounts incurred by BlackRock Advisors, Inc. on behalf of the Trust).

                  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                  The common shares will be ready for delivery on or about August 30, 2005.

Merrill Lynch & Co.	UBS Investment Bank	A.G. Edwards
Wachovia Securities	Advest, Inc.	Banc of America Securities LLC
Robert W. Baird & Co.	H&R Block Financial Advisors, Inc.	Ferris, Baker Watts Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.	Janney Montgomery Scott LLC	Legg Mason Wood Walker Incorporated
Oppenheimer & Co.	PNC Capital Markets, Inc.	RBC Capital Markets
Ryan Beck & Co.	Stifel, Nicolaus & Company	Wells Fargo Securities
Incorporated

The date of this prospectus is August 25, 2005.

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                  Investment Advisor.    The Trust's investment advisor is BlackRock Advisors,  Inc. ("BlackRock Advisors" or the "Advisor") and the Trust's sub-advisor is BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor") (collectively, "BlackRock").

                  Investment Policies and Strategy.    Under normal market conditions, the Trust will invest at least 80% of its total assets in common stocks that are included in the universe of common stocks of issuers which Mergent, Inc. ("Mergent®") has determined are Dividend Achievers™ and options with exposure to such stocks. The Trust intends to employ a strategy of writing (selling) covered call and put options on common stocks, indices of securities, sectors of securities and baskets of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. As the Trust writes more covered call options, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™. See "Prospectus Summary—Investment Policies" for a complete description of the Trust's investment strategy. See Appendix A to this prospectus for additional information concerning Mergent® and the Dividend Achievers™.

                  You should read this prospectus, which contains important information about the Trust, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated August 25, 2005, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 44 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                  The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

ii

              You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

iii

PROSPECTUS SUMMARY

              This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust	BlackRock Enhanced Dividend Achievers™ Trust is a diversified, closed-end management investment company with no operating history. Throughout the prospectus, we refer to BlackRock Enhanced Dividend Achievers™ Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."
The Offering
The Trust is offering 63,000,000 common shares of beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to 9,450,000 additional common shares to cover orders in excess of common shares. BlackRock Advisors, Inc. has agreed to pay (i) all organizational expenses and (ii) offering expenses (other than sales load) that exceed $.03 per common share. See "Underwriting."
Investment Objectives
The Trust's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve these objectives by investing in common stocks that pay above average dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions paid to the Trust's shareholders. There can be no assurance that the Trust will achieve its investment objectives. See "The Trust's Investments."
Investment Policies
Under normal market conditions, the Trust will invest at least 80% of its total assets in common stocks that are included in the universe of common stocks of issuers which Mergent® has determined are Dividend Achievers™ and options with exposure to such stocks. From time to time, the Trust may invest up to 20% of its total assets in investments without exposure to the Dividend Achievers™ universe when, in the opinion of BlackRock, it is advantageous for the Trust to do so.

Since 1979, Mergent® has tracked companies that have had a consistent record of dividend increases. To qualify as an issuer included in the universe of "Dividend Achievers™," an issuer must have raised its annual regular cash dividend, on a pre-tax basis, for at least each of the last ten consecutive years. As of July 2005, 314 U.S. issuers out of over 15,000 public companies met the requirements for inclusion in the universe of "Dividend Achievers™." For more information regarding Mergent® and the universe of "Dividend Achievers™" (including a list of issuers included in the 2005 "Dividend Achievers™" universe), see Appendix A to this prospectus.

1

The individual stocks are selected from this universe as follows:

(1) The top 100 highest yielding issuers in the Dividend Achievers™ universe are identified. The yield of these issuers will be calculated on a pre-tax basis using the closing price at the last trading day of the year and the annual regular dividend of the same year.

(2) From the top 100 highest yielding common stocks in the Dividend Achievers™ universe, BlackRock constructs a portfolio of approximately 60 to 90 issuers using an allocation model that takes into account factors such as yield, sector, industry, capitalization and volatility. Using this model, BlackRock attempts to build a portfolio that, in BlackRock's view, best represents the characteristics of the top 100 highest yielding issuers in the Divided Achievers™ universe, including characteristics such as yield, sector, industry, capitalization and volatility, while limiting the maximum weighting of any individual issuer to 5% of the Trust's total assets at the time of purchase and limiting the weighting of any industry (as defined by the Standard Industrial Classification Codes) to below 25% of the value of the Trust's total assets.

(3) Annually, the Trust's portfolio will be re-allocated to reflect changes in the issuers identified in the Dividend Achievers™ universe as determined each year by Mergent®. However, if BlackRock determines that it is inefficient or disadvantageous for the Trust to sell the common stock of an issuer for tax or other reasons, the Trust may retain the common stock of such issuer (subject to the Trust's non-fundamental policy of investing at least 80% of its total assets in common stocks of issuers included in the Dividend Achievers™ universe and options with exposure to such stocks).

(4) At least monthly, BlackRock will examine the Trust's investments to determine whether any issuer represents more than 5% of the Trust's total assets and, if so, assess the need to re-allocate the amount in excess among the common stocks of other issuers and options with exposure to such stocks.

(5) At least monthly, BlackRock will review the issuers in the Trust's portfolio and, in BlackRock's sole discretion, may replace one or more issuers with the common stock of another issuer in the Dividend Achievers™ universe or another dividend paying common stock, as appropriate. Under normal market conditions, BlackRock will not remove an issuer in the Dividend Achievers™ universe included in the Trust's portfolio unless they believe: (i) the issuer has experienced or is expected to experience a fundamental change (e.g., bankruptcy, insolvency, or change in management) that renders it unsuitable for the Trust, or (ii) such removal presents an opportunity to manage the distribution of income or the tax liability of the Trust. Changes in the market price of a security in the Trust's portfolio may be a factor in removing an issuer from the Trust's portfolio, but it will generally not be the sole deciding factor. In selecting a replacement for a stock in the Trust's portfolio, BlackRock will ordinarily seek first to replace it with another stock in the Dividend Achievers™ universe and secondly with common stocks of issuers with similar yield and other characteristics, provided that at all times at least 80% of the Trust's total assets will be invested in common stocks of issuers included in the Dividend Achievers™ universe and options with exposure to such stocks. See "The Trust's Investments."

2

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call and put options on individual common stocks, indices of securities, sectors of securities and baskets of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. As the Trust writes more covered calls, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™. The Trust may write (sell) options listed on an exchange and unlisted options ("OTC" or "over-the-counter" options).

A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor (in accordance with procedures established by the board of trustees) in such amount are segregated by the Trust's custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisor as described above.

A put option written by the Trust on a security is "covered" if the Trust segregates or earmarks assets determined to be liquid by the Advisor (in accordance with procedures established by the board of trustees) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisor as described above.

3

An index oriented option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because options on baskets of securities, including index and sector options, generally have similar characteristics, we refer to these types of options collectively as "index" options.

The Trust generally intends to write covered put and call options with respect to approximately 50% to 60% of its portfolio, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™. The number of covered put and call options on securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Trust will not write "naked" or uncovered put and call options. Furthermore, the Trust's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

4

In addition to the option strategies discussed above, the Trust may engage in strategic transactions. See "The Trust's Investments—Portfolio Composition—Strategic Transactions." The Trust may also lend securities. The Trust currently does not intend to issue indebtedness or preferred shares for investment purposes.
Investment Advisor
BlackRock Advisors acts as the Trust's investment advisor and BlackRock Advisors' affiliate, BlackRock Financial Management will provide certain day to day investment management services to the Trust. Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as "BlackRock." BlackRock Advisors will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of the Trust's managed assets. BlackRock Advisors will pay a sub-advisory fee to BlackRock Financial Management equal to 50% of its annual fee. Because the Trust has no present intention of borrowing for investment purposes, the Trust's "managed assets" will generally be equal to the Trust's net assets. However, if the Trust borrows for investment purposes, "managed assets" will mean the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). See "Management of the Trust."
Distributions
Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust will pay common shareholders annually at least 90% of its investment company taxable income.

Various factors will affect the level of the Trust's current income and current gains, such as its asset mix and the Trust's use of options. To permit the Trust to maintain more stable monthly distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount of income and gains actually earned by the Trust during that month. Distributions made by the Trust may include distributions out of income, gains or return of capital, provided that the Trust shall only make distributions in accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"). Undistributed income and gains will add to the Trust's net asset value and, correspondingly, distributions from undistributed income and gains will deduct from the Trust's net asset value. See "Distributions."

5

Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."
Listing	The Trust's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "BDJ." See "Description of Shares—Common Shares."
Custodian and Transfer Agent	The Bank of New York will serve as the Trust's Custodian and Transfer Agent. See "Custodian and Transfer Agent."
Market Price of Shares
Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in equity securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, liquidity and market supply and demand. See "Risks," "Description of Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.
Special Risk Considerations	No Operating History. The Trust is a diversified, closed-end management investment company with no operating history. See "Risks—No Operating History."
Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. See "Risks—Market Discount Risk."

6

Investment Strategy Risk. The Trust will invest at least 80% of its total assets in common stocks that Mergent® has included in the "Dividend Achievers™" universe and options with exposure to such stocks. The types of investments that are selected through the application of the Trust's investment strategy can be expected to change over time. Particular risks may be elevated during periods in which the Trust's investment strategy dictates higher levels of investment in particular types of investments. Accordingly, in pursuing its investment strategy, the Trust will be subject to the risks set forth below. See "Risks—Investment Strategy Risk."

Investment and Market Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Although the Trust can sell stocks of an issuer included in the Dividend Achievers™ universe upon the occurrence of certain events or for tax planning as described herein, the Trust generally will not sell stocks of issuers solely due to changes in market price. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions. See "Risks—Investment and Market Risk."

Dividend Achievers™ Universe Risk. The Trust has been granted a revocable license by Mergent® to use the Dividend Achievers™ universe of common stocks. If Mergent® revokes the Trust's license to use the Dividend Achievers™ universe, the board of trustees of the Trust may need to adopt a new investment strategy and/or new investment policies for the Trust. There is no assurance that the Trust would pursue or achieve its investment objectives during the period in which it implements these replacement investment policies or strategies. In addition, the Trust is not an index fund, so the performance of the Trust will differ from the composite performance of the Dividend Achievers™ universe of stocks as a whole for various reasons, including the fact that: (i) the Trust will invest in a limited number of stocks included in the Dividend Achievers™ universe of common stocks; (ii) the weightings of the common stocks in the Trust's portfolio will be different than the weightings of the common stocks in the Dividend Achievers™ universe; (iii) BlackRock has the ability to select a limited number of common stocks that are not included in the Dividend Achievers™ universe; (iv) there may be delays between the time changes to the composition of the Dividend Achievers™ stocks are announced by Mergent® and the time the Trust is able to effect such changes in its portfolio; (v) unlike the Dividend Achievers™ universe of stocks, the Trust has an initial sales charge and ongoing operating expenses and transaction costs; and (vi) the Trust will buy and sell options. At times, the segment of the equity markets represented by the Dividend Achievers™ universe (i.e., high yielding dividend paying stocks) may be out of favor and under-perform other segments (e.g., growth stocks).

7

Although the Trust may purchase stocks not included in the Dividend Achievers™ universe, the Trust has a non-fundamental policy of investing at least 80% of its total assets in stocks that are included in the Dividend Achievers™ universe, and options with exposure to such stocks, even if such stocks are out of favor and the market prices of such stocks decline. See "Risks—Dividend Achievers™ Universe Risk."

Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under-performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. See "Risks—Common Stock Risk."

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with the Trust's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. In addition, if a Dividend Achievers™ stock owned by the Trust is called away by the holder of an option and the Trust's portfolio allocation model calls for the Trust to continue to own that stock, the price of the stock may appreciate before the Trust is able to repurchase the stock.

8

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risk. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

9

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Trust may write (sell) OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker- dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

Index Option Risk. The Trust may buy and sell index put and call options. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

10

Securities Lending Risk. The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Industry and Sector Risk. The Trust may invest a significant portion of its assets in the securities of, and options with exposure to, issuers in any single industry or sector of the economy if the application of the Trust's investment strategy results in such a focus. If the Trust is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. For example, based upon the composition of the investments selected by applying the Trust's investment strategy to the 2005 Dividend Achievers™ universe, if the Trust was currently operating and pursuing its investment strategy, companies in the national commercial banks industry (as defined by the Standard Industrial Classification Codes) would represent approximately 20% of the Trust's total assets and companies in the banking sector would represent approximately 39% of the Trust's total assets. These percentages will change over time as the stocks selected through application of the Trust's investment strategy change and the Trust's portfolio may be more heavily weighted in one or more other industries or sectors in the future.

11

Investments in the banking sector include the following risks:
• regulatory actions—companies in the banking sector may suffer a setback if regulators change the rules under which they operate;
• changes in interest rates—unstable interest rates can have a disproportionate effect on the banking sector;

• concentration of loans—companies in the banking sector whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

• competition—companies in the banking sector have been affected by increased competition, which could adversely affect the profitability or viability of such companies. See "Risks—Industry and Sector Risk."

Risks of Investing in Real Estate Investment Trusts (REITs). In pursuing its investment strategy, the Trust may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including, rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust's investment strategy results in the Trust investing in REIT shares, the percentage of the Trust's dividend income received from REIT shares will likely exceed the percentage of the Trust's portfolio which is comprised of REIT shares. Generally, dividends received by the Trust from REIT shares will not be eligible for the reduced tax rate applicable to "qualified dividend income." Therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Trust that shareholders of the Trust receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to "qualified dividend income." See "Risks—Risks of Investing in REITs."

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Small Cap Risk. The Trust may invest in companies with small capitalizations. Smaller company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. See "Risks—Small Cap Risk."

Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2009. Higher tax rates will apply to dividend income beginning in 2009, unless further legislative action is taken by Congress. There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income. Dividends received by the Trust from REIT shares and certain foreign securities, if any, generally will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Trust's portfolio after application of the Trust's investment strategy, a portion of the Trust's distributions will not constitute qualifying dividends eligible for the reduced tax rate. See "Risks—Dividend Risk."

Portfolio Turnover Risk. The Trust will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders. The Trust cannot accurately predict its annual portfolio turnover rate. The Trust's annual portfolio turnover rate may be greater than 100%. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See "Risks—Portfolio Turnover Risk."

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Illiquid Securities Risk. The stocks of the issuers that comprise Mergent®'s universe of Dividend Achievers™ are publicly traded securities. However, certain publicly traded securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Trust's ability to purchase or sell such securities at a fair price may be impaired or delayed.

Strategic Transactions. Strategic transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as options, futures, swaps and other derivatives transactions. Strategic transactions generally will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic transactions involve risks, including (1) that the loss on the strategic transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in strategic transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of strategic transactions depends on BlackRock's ability to predict correctly market movements which cannot be assured. Losses on strategic transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

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Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust. See "Risks—Market Disruption and Geopolitical Risk."

Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See "Risks—Anti-Takeover Provisions."

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SUMMARY OF TRUST EXPENSES

              The following table shows Trust expenses as a percentage of net assets attributable to common shares:

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Trust (as a percentage of offering price)	.20	%(1)
Dividend reinvestment plan fees	None	(2)
	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	1.00%
Other Expenses	.15	%(3)

Total Annual Expenses	1.15%

(1)
The Trust will pay offering expenses of the Trust (other than the sales load) up to an aggregate of $.03 per share of the Trust's common shares sold in this offering, which may include a reimbursement of BlackRock Advisors' expenses, incurred in connection with this offering. BlackRock Advisors has agreed to pay such offering expenses of the Trust to the extent they exceed $.03 per share of the Trust's common shares.

(2)
You will be charged a $2.50 service charge and a brokerage commission of $.15 per share sold if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(3)
Certain of these expenses represent reimbursement at cost to BlackRock Advisors for non-advisory services provided to the Trust by employees of BlackRock Advisors. Other expenses also include an annual licensing fee of .10% which is calculated based on average weekly net assets and which, pursuant to a licensing agreement, the Trust will pay to Mergent® for the use of certain trademarks and for the use of the Dividend Achiever's™ universe.

              In addition to the sales load paid by you, BlackRock Advisors has agreed to pay from its own assets additional compensation to Merrill Lynch, a structuring fee to UBS Securities LLC and a sales incentive fee to A.G. Edwards & Sons, Inc. BlackRock Advisors may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

              The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues 63,000,000 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses, as a percentage of the Trust's net assets attributable to common shares, would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

              The following example illustrates the expenses (including the offering expenses borne by the Trust and the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.15% of net assets attributable to common shares, and (2) a 5% annual return:(1)

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$58	$82	$107	$180

(1)
The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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THE TRUST

              The Trust is a diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on July 1, 2005, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

USE OF PROCEEDS

              The net proceeds of this offering of common shares will be approximately $900,585,000 ($1,035,672,750 if the Underwriters exercise the overallotment option in full) after payment of the estimated offering expenses. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in common stocks that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, debt securities.

THE TRUST'S INVESTMENTS

Investment Objectives and Policies

              The Trust's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve these objectives by investing in common stocks that pay above average dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions paid to the Trust's shareholders.

              Under normal market conditions, the Trust will invest at least 80% of its total assets in common stocks that are included in the universe of common stocks of issuers which Mergent® has determined are Dividend Achievers™ and options with exposure to such stocks. From time to time, the Trust may invest up to 20% of its total assets in investments without exposure to the Dividend Achievers™ universe when, in the opinion of BlackRock, it is advantageous for the Trust to do so. The Trust intends to employ a strategy of writing (selling) covered call and put options on common stocks, indices of securities, sectors of securities and baskets of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. As the Trust writes more covered call options, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™.

              There can be no assurance that the Trust will achieve its investment objectives or that the Trust's investment strategy will be successful. For a more complete discussion of the Trust's portfolio composition, see "Portfolio Composition."

Investment Philosophy and Strategy

              Investment Philosophy.    BlackRock is responsible for implementing the Trust's overall strategy, including the allocation and periodic reallocation of the Trust's assets among the common stocks in which the Trust invests and implementation of the Trust's option strategy. In this capacity, BlackRock will seek to invest the Trust's assets in the common stocks of issuers selected through application of the Trust's investment strategy as well as writing (selling) covered options on securities, indices, sectors and baskets of securities.

              Investment Strategy.    The Trust's investment strategy begins with the universe of common stocks of issuers which Mergent®, a recognized provider of financial information, has determined are Dividend

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Achievers™. Each issuer in the Dividend Achievers™ universe has been identified as a U.S. publicly traded company that has consistently increased its regular annual dividend payments for at least each of the last ten years. The issuers are also subject to additional screening criteria applied by Mergent® such as liquidity, asset size and number of shareholders. See "Mergent® Dividend Achievers™" below.

              The Dividend Achievers™ portion of the investment strategy is comprised of the following steps:

                  (1)   Identifying the top 100 highest yielding issuers in the Dividend Achievers™ universe, which as of July 2005 consisted of 314 U.S. issuers. See "Mergent® Dividend Achievers™" below. The yield of these issuers will be calculated on a pre-tax basis using the closing price at the last trading day of the year and the annual regular dividend of the same year.

                  (2)   From the top 100 highest yielding common stocks in the Dividend Achievers™ universe, BlackRock constructs a portfolio of approximately 60 to 90 issuers using an allocation model that takes into account factors such as yield, sector, industry, capitalization and volatility. Using this model, BlackRock attempts to build a portfolio that, in BlackRock's view, best represents the characteristics of the top 100 highest yielding issuers in the Divided Achievers™ universe, including characteristics such as yield, sector, industry, capitalization and volatility, while limiting the maximum weighting of any individual issuer to 5% of the Trust's total assets at the time of purchase and limiting the weighting of any industry (as defined by the Standard Industrial Classification Codes) to below 25% of the value of the Trust's total assets.

                  (3)   Annually, the Trust's portfolio will be re-allocated to reflect changes in the Dividend Achievers™ universe as determined each year by Mergent®. However, if BlackRock determines that it is inefficient or disadvantageous for the Trust to sell the common stock of an issuer for tax or other reasons, the Trust may retain the common stock of such issuer (subject to the Trust's non-fundamental policy of investing at least 80% of its total assets in common stocks of issuers included in the Dividend Achievers™ universe and options with exposure to such stocks).

                  (4)   At least monthly, BlackRock will examine the Trust's portfolio to determine whether any issuer represents more than 5% of the Trust's total assets and, if so, assess the need to re-allocate the amount in excess among the common stocks of other issuers in the Trust's portfolio.

                  (5)   At least monthly, BlackRock will review the Dividend Achievers™ in the Trust's portfolio and, in BlackRock's sole discretion, may replace one or more of the issuers with the common stock of another issuer in the Dividend Achievers™ universe or other dividend paying common stock, as appropriate. Under normal market conditions, BlackRock will not remove an issuer in the Dividend Achievers™ universe from the Trust's portfolio unless BlackRock believes: (i) the issuer has experienced or is expected to experience a fundamental change (e.g., bankruptcy, insolvency, or change in management) that renders it unsuitable for the Trust, or (ii) such removal presents an opportunity to manage the distribution of income or tax liability of the Trust. Changes in the market price of a security in the Trust's portfolio may be a factor in removing an issuer from the Trust's portfolio, but it will generally not be the sole deciding factor. In selecting a replacement for a common stock in the Trust's portfolio, BlackRock will ordinarily seek first to replace it with another stock in the Dividend Achievers™ universe and secondly with common stocks of issuers with similar yield and other characteristics, provided that at all times at least 80% of the Trust's total assets will be invested in common stocks of issuers included in the Dividend Achievers™ universe and options with exposure to such stocks.

              As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call and put options on individual common stocks, indices of securities, sectors of securities

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and baskets of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. As the Trust writes more covered calls, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™. The Trust may write (sell) options listed on an exchange and OTC options.

Mergent® Dividend Achievers™

              Since 1979, Mergent® has tracked companies that have consistently rewarded their shareholders through a consistent record of dividend increases. To qualify as an issuer included in the universe of Dividend Achievers™, an issuer must have raised its annual regular cash dividend, on a pre-tax basis, for at least each of the last ten consecutive years. As of July 2005, 314 U.S. issuers out of over 15,000 public companies met the requirements for inclusion in the universe of Dividend Achievers™. Mergent® is an independent provider of financial information that is not affiliated with BlackRock. For more information regarding Mergent® and the Dividend Achievers™ universe (including a list of issuers included in the 2005 Dividend Achievers™ universe), see Appendix A to this prospectus.

Portfolio Composition

              The Trust's portfolio will be composed principally of the following investments. Additional information relating to the Trust's investment policies and restrictions and relating to the Trust's portfolio investments are contained in the Statement of Additional Information.

              Common Stocks.    Under normal market conditions, the Trust will invest at least 80% of its total assets in common stocks that are included in the universe of common stocks of issuers which Mergent® has determined are Dividend Achievers™ and options with exposure to such stocks. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under-performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

              Options In General.    An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

              If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be

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effected when the Trust desires. The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss. Net gains from the Trust's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

              Call Options and Covered Call Writing.    The Trust may follow a strategy known as "covered call option writing," which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. The Trust may write (sell) options listed on an exchange and OTC options. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™.

              As part of its strategy, it may not sell "naked" call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor (in accordance with procedures established by the board of trustees) in such amount are segregated by the Trust's custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisor as described above.

              The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 21, 2005 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." The sale of an out-of-the-money call option has the benefit of allowing for potential appreciation in addition to the proceeds from the sale of the option. A call option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Trust as a defensive measure to protect against a possible decline in the underlying stock. A call option whose strike price is equal to the current price of the underlying stock is called "at-the-money." The Trust may sell out-of-the-money options, in-the-money options and at-the-money options from time to time in connection with its option strategy.

              The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the six-month period. If the stock were to decline in price by 6.6%, the strategy would "break-even" thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return

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7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated and the stock could eventually become worthless.

              For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Trust stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise its rights and buy the stock from the Trust at the strike price if the stock traded at a higher price than the strike price. In general, the Trust intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.

              Put Options.    Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the Trust's primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

              The Trust will write (sell) put options on individual securities only if the put option is "covered." A put option written by the Trust on a security is "covered" if the Trust segregates or earmarks assets determined to be liquid by the Advisor in accordance with procedures established by the board of trustees, as described above, equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisor, as described above.

              The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.2% of the current market price); and (3) the writer receives $1.10 or 2.95% of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.95% of the common stock's value, regardless of the stock's performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.8% in value, the option will expire and there would be a 2.95% return for the six-month period. If the stock were to decline by 5.8% or more, the Trust would lose an amount equal to the amount by which the stock's price declined minus the premium paid to the Trust. The stock's price could lose its entire value, in which case the Trust would lose $33.90 ($35.00 minus $1.10).

              Options on Indices.    The Trust may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

              As the seller of an index put or call option, the Trust receives cash (the premium) from the purchaser. The purchaser of an index put option has the right to any depreciation in the value of the

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index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Trust, in effect, agrees to accept the potential depreciation (in the case of a put) or sell the potential appreciation (in the case of a call) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the put or call option sold by the Trust, the Trust will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Trust as the seller of the index put or call option.

              The Trust may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Trust's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

              The Trust will cover its obligations when it sells index options. An index option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index. An index put option also is covered if the Trust holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index call option also is covered if the Trust holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid.

              Limitation on Option Writing Strategy.    The Trust generally intends to write covered put and call options with respect to approximately 50% to 60% of its portfolio, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™. The number of covered put and call options on securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Trust will not write "naked" or uncovered put and call options. Furthermore, the Trust's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

              Strategic Transactions.    In addition to the Trust's option strategy, the Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and generate total return (although it has no present intention to use such transactions to generate total return). Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objectives, no assurance can be given that these practices will achieve this result.

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              The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain (although it has no current intention to do so) although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

              Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

              Other Investments.    While the Trust currently intends to invest substantially all of its total assets in common stocks of issuers which have been determined to be Dividend Achievers™ by Mergent® and options with exposure to such stocks, the Trust reserves the right to invest up to 20% of its total assets in other investments including preferred securities and foreign securities. In addition, the Trust may, although it has no present intention to do so, engage in borrowings for investment purposes and/or issue preferred shares as leverage. For more information, see "Investment Policies and Techniques" and "Additional Risks" in the Statement of Additional Information.

              Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.    During the period in which the net proceeds of this offering of common shares are being invested, or during periods in which BlackRock determines that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. BlackRock's determination that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objectives.

RISKS

              The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

              No Operating History.    The Trust is a diversified, closed-end management investment company with no operating history.

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              Market Discount Risk.    As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

              Investment Strategy Risk.    The Trust will invest at least 80% of its total assets in common stocks that are selected through application of a disciplined investment strategy applied to the universe of common stocks of issuers which Mergent® has included in the Dividend Achievers™ universe and options with exposure to such stocks. The types of investments that are selected through application of the Trust's investment strategy can be expected to change over time. In pursuing its investment strategy, the Trust may incur adverse tax or brokerage consequences. Particular risks may be elevated during periods in which the Trust's investment strategy dictates higher levels of investment in particular types of investments.

              Investment and Market Risk.    An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Although the Trust can sell stocks of an issuer included in the Dividend Achievers™ universe upon the occurrence of certain events or for tax planning as described herein, the Trust generally will not sell stocks of issuers solely due to changes in market price. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions.

              Dividend Achievers™ Universe Risk.    The Trust has been granted a revocable license by Mergent® to use the Dividend Achievers™ universe of common stocks. If Mergent® revokes the Trust's license to use the Dividend Achievers™ universe, the board of trustees of the Trust may need to adopt a new investment strategy and/or new investment policies for the Trust. There is no assurance that the Trust would pursue or achieve its investment objectives during the period in which it implements these replacement investment policies or strategies. In addition, the Trust is not an index fund, so the performance of the Trust will differ from the composite performance of the Dividend Achievers™ universe of stocks as a whole for various reasons, including the fact that: (i) the Trust will invest in a limited number of stocks included in the Dividend Achievers™ universe of common stocks; (ii) the weightings of the common stocks in the Trust's portfolio will be different than the weightings of the common stocks in the Dividend Achievers™ universe; (iii) BlackRock has the ability to select a limited number of common stocks that are not included in the Dividend Achievers™ universe; (iv) there may be delays between the time changes to the composition of the Dividend Achievers™ stocks are announced by Mergent® and the time the Trust is able to effect such changes in its portfolio; (v) unlike the Dividend Achievers™ universe of stocks, the Trust has an initial sales charge and ongoing operating expenses and transaction costs; and (vi) the Trust will buy and sell options. At times, the segment of the equity markets represented by the Dividend Achievers™ universe (i.e., high yielding dividend paying stocks) may be out of favor and under-perform other segments (e.g., growth stocks).

              Common Stock Risk.    The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in

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recent years have significantly under-performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

              Risks Associated with Options on Securities.    There are several risks associated with transactions in options on securities used in connection with the Trust's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

              As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust's total return may deviate more from the returns of the Dividend Achievers™. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. In addition, if a Dividend Achievers™ stock owned by the Trust is called away by the holder of an option and the Trust's portfolio allocation model calls for the Trust to continue to own that stock, the price of the stock may appreciate before the Trust is able to repurchase the stock.

              When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

              Exchange-Listed Option Risk.    There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with

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their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

              The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

              Over-the-Counter Option Risk.    The Trust may write (sell) OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

              Index Option Risk.    The Trust may buy and sell index put and call options. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

              Securities Lending Risk.    The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance. Also, there may be delays in recovery,

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or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

              Industry and Sector Risk.    The Trust may invest a significant portion of its assets in the securities of, and options with exposure to, issuers in any single industry or sector of the economy if the application of the Trust's investment strategy results in such a focus. If the Trust is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. For example, based upon the composition of the investments selected by applying the Trust's investment strategy to the 2005 Dividend Achievers™ universe, if the Trust was currently operating and pursuing its investment strategy, companies in the national commercial banks industry (as defined by the Standard Industrial Classification Codes) would represent approximately 20% of the Trust's total assets and companies in the banking sector would represent approximately 39% of the Trust's total assets. These percentages will change over time as the stocks selected through application of the Trust's investment strategy change and the Trust's portfolio may be more heavily weighted in one or more other industries or sectors in the future.

              Investments in the banking sector include the following risks:

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  regulatory actions—companies in the banking sector may suffer a setback if regulators change the rules under which they operate;

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  changes in interest rates—unstable interest rates can have a disproportionate effect on the banking sector;

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  concentration of loans—companies in the banking sector whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

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  competition—companies in the banking sector have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

              Risks of Investing in REITs.    In pursuing its investment strategy, the Trust may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor's capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including, rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust's investment strategy results in the Trust investing in REIT shares, the percentage of the Trust's dividend income received from REIT shares will likely exceed the percentage of the Trust's portfolio which is comprised of REIT shares. Generally, dividends received by the Trust from REIT shares will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income." Therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Trust that shareholders of the Trust receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to "qualified dividend income."

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              Small Cap Risk.    The Trust may invest in companies with small capitalizations. Smaller company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.

              Dividend Risk.    Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2009. Higher tax rates will apply to dividend income beginning in 2009, unless further legislative action is taken by Congress. There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income. Dividends received by the Trust from REIT shares and certain foreign securities, if any, generally will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Trust's portfolio after application of the Trust's investment strategy, a portion of the Trust's distributions will not constitute qualifying dividends eligible for the reduced tax rate.

              Portfolio Turnover Risk.    The Trust will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders. The Trust cannot accurately predict its annual portfolio turnover rate. The Trust's annual portfolio turnover rate may be greater than 100%. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income.

              Illiquid Securities Risk.    The stocks of the issuers that comprise Mergent®'s universe of Dividend Achievers™ are publicly traded securities. However, certain publicly traded securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Trust's ability to purchase or sell such securities at a fair price may be impaired or delayed.

              Strategic Transactions.    Strategic transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as options, futures, swaps and other derivatives transactions. Strategic transactions generally will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic transactions involve risks, including (1) that the loss on the strategic transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in strategic transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of strategic transactions depends on BlackRock's ability to predict correctly market movements which cannot be assured. Losses on strategic transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan

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and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

              Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

              Anti-Takeover Provisions.    The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

MANAGEMENT OF THE TRUST

Trustees and Officers

              The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are ten trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

              BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $414.4 billion of assets under management as of June 30, 2005. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed-income, liquidity and alternative investment products, including the BlackRock Funds™ and BlackRock Liquidity Funds™. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name.

              The BlackRock organization has over 17 years of experience managing closed-end products and, as of June 30, 2005, advised a closed-end family of 55 active funds with approximately $16.3 billion in assets. BlackRock has $35 billion in equity assets under management as of June 30, 2005, including $11.3 billion in assets across 21 equity open-end funds. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, Morristown, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees.

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              BlackRock's Equity Capability.    BlackRock manages a full range of equity strategies that span the risk/return spectrum, including U.S. and non-U.S. large, small and mid-cap equity. BlackRock equity products are distinct in their investment styles, risk tolerances, and return objectives to reflect the different segments of the equity markets. BlackRock equity strategies include both quantitative and fundamental investing. Quantitative strategies employ sophisticated, data-intensive models to drive the investment process. Fundamental investing emphasizes in-depth company and financial research as the basis of the stock selection process. BlackRock believes both quantitative and fundamental strategies can be effective in distinct asset classes and can offer investors specific risk and return advantages.

              Portfolio Managers.    The Trust's portfolio will be managed by David Byrket, CFA, Frederick Herrmann, CFA, CPA, and Kyle McClements, CFA. Messrs. Byrket and Herrmann will primarily focus on managing the Trust's common stock investments. Mr. McClements will primarily focus on managing the Trust's option strategy.

              David Byrket, CFA, Managing Director and portfolio manager, is co-head of BlackRock's quantitative equity team, which is responsible for managing U.S. large cap portfolios. He is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Byrket served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer. From 1985 to 1996, he held various corporate finance positions at General Electric, including senior risk analyst with GE Capital. Mr. Byrket earned a BA degree, phi beta kappa, magna cum laude, in economics and psychology from Duke University in 1985. He is a member of the New York Society of Security Analysts and the Chicago Quantitative Alliance.

              Frederick Herrmann, CFA, CPA, Managing Director and portfolio manager, is co-head of BlackRock's quantitative equity team, responsible for managing U.S. large cap portfolios. He is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Herrmann served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer. From 1984 to 1996, he was with AT&T Corporation, where Mr. Herrmann held various roles in the tax department, including director in the Chief Financial Officer's organization. He began his career at Amerada Hess Corporation in 1979 as an accountant. Mr. Herrmann earned a BS degree in accounting from Wilkes University in 1979, and an MS degree from the W. Paul Stillman School of Business at Seton Hall University in 1987. He is a member of the New York Society of Security Analysts, Chicago Quantitative Alliance, Society of Quantitative Analysts, and American Finance Association.

              Kyle McClements, CFA, joined BlackRock following the merger with State Street Research and Management (SSRM) in 2005. Prior to joining BlackRock, Mr. McClements was Vice President of SSRM's Quantitative Strategies Group where one of his responsibilities was implementing different option strategies on various equity accounts since 2004. Prior to joining SSRM, Mr. McClements was a Vice President at Deutsche Asset Management where he was a derivative, program and foreign exchange trader. From 1998 to 2001, he was also a portfolio manager for the ProEquity Fund Series.

              The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by the Trust.

Investment Management Agreements

              Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 1.00% of the average weekly value of the Trust's managed assets (the "Management Fee"). BlackRock Advisors will pay a sub-advisory fee equal to 50% of the Management Fee to BlackRock Financial Management for sub-advisory services pursuant to a sub-investment advisory agreement between the Trust, BlackRock Advisors and BlackRock Financial Management. Because the Trust has no present intention of borrowing for

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investment purposes, "managed assets" will generally be equal to the Trust's net assets. However, if the Trust borrows for investment purposes "managed assets" will mean the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost to BlackRock Advisors. BlackRock Advisors currently anticipates that it may be reimbursed for employees that provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

              In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

NET ASSET VALUE

              The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

              The Trust values its investments primarily by using market quotations. Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees. The Advisor and/or Sub-Advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to and ratified by the Trust's board of trustees.

              Foreign securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. OTC options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

              When determining the price for a Fair Valued Asset, the Advisor and/or Sub-Advisor will seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Advisor and/or Sub-Advisor deem relevant.

DISTRIBUTIONS

              Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions of all or a portion of its investment company taxable income to common shareholders. We

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expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust will pay common shareholders annually at least 90% of its investment company taxable income.

              Various factors will affect the level of the Trust's current income and current gains, such as its asset mix and the Trust's use of options. To permit the Trust to maintain more stable monthly distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount of income and gains actually earned by the Trust during that month. Distributions made by the Trust may include distributions out of income, gains or return of capital, provided that the Trust shall only make distributions in accordance with the Investment Company Act. Undistributed income and gains will add to the Trust's net asset value and, correspondingly, distributions from undistributed income and gains will deduct from the Trust's net asset value.

              Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

              Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by The Bank of New York (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

              The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

              If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly

32

issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

              If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

              In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 120 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

              The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

              In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

              There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to $2.50 sales fee and a $.15 per share sold brokerage commission.

              The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

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              All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774; telephone: (866) 212-0242.

DESCRIPTION OF SHARES

Common Shares

              The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of July 1, 2005. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder.

              The Trust has no present intention of offering any additional shares. See "Borrowings and Preferred Shares" in the Statement of Additional Information. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

              The Trust's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "BDJ." Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Trust. See "Use of Proceeds."

              Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Common shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Common shares of closed-end investment companies like the Trust that invest predominantly in equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

              The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay

34

for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

              In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

              The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

              To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund. The Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

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              For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

              The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust's Agreement and Declaration of Trust, on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

              The Trust is a diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

              Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

REPURCHASE OF COMMON SHARES

              Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

              There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense

36

ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

TAX MATTERS

              The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

              The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Trust meets certain requirements that govern the Trust's source of income, diversification of assets and distribution of earnings to shareholders, the Trust will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders.

              Distributions paid to you by the Trust from its investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Trust's earning and profits. Such distributions (if designated by the Trust) may qualify (provided that you meet certain holding period and other requirements) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations, or (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible for a reduced maximum rate of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. If the Trust's qualified dividend income is less than 95% of its gross income, a shareholder of the Trust may include as qualifying dividend income only that portion of the dividends that may be and are so designated by the Trust. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares. The maximum tax rate on capital gain dividends received by individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (provided that the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide you with a written notice

37

designating the amount of any qualified dividend income or capital gain dividends and other distributions.

              The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

              Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

              The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

              THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST AND ITS SHAREHOLDERS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION THAT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.

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UNDERWRITING

              Subject to the terms and conditions stated in a purchase agreement dated August 25, 2005, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	13,850,000
UBS Securities LLC	13,825,000
A.G. Edwards & Sons, Inc.	5,500,000
Wachovia Capital Markets, LLC	9,185,000
Advest, Inc.	500,000
Banc of America Securities LLC	2,500,000
Robert W. Baird & Co. Incorporated	350,000
H&R Block Financial Advisors, Inc.	2,100,000
Ferris, Baker Watts, Incorporated	310,000
J.J.B. Hilliard, W.L. Lyons, Inc.	1,000,000
Janney Montgomery Scott LLC	1,900,000
Legg Mason Wood Walker, Incorporated	875,000
Oppenheimer & Co. Inc.	1,000,000
PNC Capital Markets, Inc.	300,000
RBC Capital Markets Corporation	1,650,000
Ryan Beck & Co., Inc.	300,000
Stifel, Nicolaus & Company, Incorporated	475,000
Wells Fargo Securities, LLC	2,100,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	120,000
William Blair & Company, L.L.C.	120,000
Chatsworth Securities, LLC	120,000
Crowell, Weedon & Co.	120,000
D.A. Davidson & Co.	120,000
Deutsche Bank Securities Inc.	120,000
Doft & Co., Inc.	120,000
Dominick & Dominick LLC	120,000
J. B. Hanauer & Co.	120,000
Harris Nesbitt Corp.	120,000
KeyBanc Capital Markets, a division of McDonald Investments Inc.	120,000
Morgan Keegan & Company, Inc.	120,000
Needham & Company, LLC	120,000
Piper Jaffray & Co.	120,000
Stephens Inc.	120,000
SunTrust Capital Markets, Inc.	120,000
TD Waterhouse Investor Services, Inc.	120,000
Wedbush Morgan Securities Inc.	120,000
Allen & Company of Florida, Inc.	60,000
Anderson & Strudwick, Incorporated	60,000
Arthurs, Lestrange & Company Incorporated	60,000
Axiom Capital Management, Inc.	60,000
Bishop, Rosen & Co., Inc.	60,000

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Brean Murray & Co., Inc.	60,000
Brookstreet Securities Corporation	60,000
Cadaret, Grant & Co., Inc.	60,000
Capital Growth Financial, LLC	60,000
City Securities Corporation	60,000
Ehrenkrantz King Nussbaum, Inc.	60,000
Fifth Third Securities, Inc.	60,000
Finance 500, Inc.	60,000
First Montauk Securities Corp.	60,000
First New York Securities L.L.C.	60,000
First Southwest Company	60,000
Gilford Securities Incorporated	60,000
GunnAllen Financial, Inc	60,000
Highlander Capital Group, Inc.	60,000
Hoefer & Arnett, Incorporated	60,000
Howe Barnes Investments, Inc.	60,000
Wayne Hummer Investments L.L.C.	60,000
Huntleigh Securities Corporation	60,000
Jesup & Lamont Securities Corporation	60,000
Johnston, Lemon & Co. Incorporated	60,000
LaSalle St. Securities, L.L.C.	60,000
Maxim Group LLC	60,000
McGinn, Smith & Co., Inc.	60,000
Mesirow Financial, Inc.	60,000
Morgan Wilshire Securities, Inc.	60,000
National Securities Corporation	60,000
Newbridge Securities Corporation	60,000
Northeast Securities, Inc.	60,000
David A. Noyes & Company	60,000
Nutmeg Securities, Ltd.	60,000
Paulson Investment Company, Inc.	60,000
Peacock, Hislop, Staley & Given, Inc.	60,000
Royal Alliance Associates, Inc.	60,000
Sanders Morris Harris Inc.	60,000
The Seidler Companies Incorporated	60,000
Southwest Securities, Inc.	60,000
Spelman & Co., Inc.	60,000
Stanford Group Company	60,000
M.L. Stern & Co., LLC.	60,000
Sterne, Agee & Leach, Inc.	60,000
Stone & Youngberg LLC	60,000
Strand, Atkinson, Williams & York, Inc.	60,000
Susquehanna Financial Group, LLLP	60,000
Torrey Pines Securities, Inc.	60,000
J.P. Turner & Company, L.L.C.	60,000
Westminster Financial Securities, Inc.	60,000
Wunderlich Securities, Inc.	60,000

Total	63,000,000

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              The purchase agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust and the Advisors have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

Commissions and Discounts

              The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $.45 per common share. The sales load the Trust will pay of $.675 per common share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $.10 per common share on sales to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before August 30, 2005.

              The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$15.00	$945,000,000	$1,086,750,000
Sales load	$.675	$42,525,000	$48,903,750
Estimated offering expenses	$.03	$1,890,000	$2,173,500
Proceeds, after expenses, to the Trust	$14.295	$900,585,000	$1,035,672,750

              The Trust will pay all of its offering costs (other than sales load) up to and including $.03 per common share. This amount includes the $.005 per common share reimbursement of expenses to the Underwriters and may also include a reimbursement of BlackRock's expenses incurred in connection with this offering. The amount paid by the Trust as the partial reimbursement to the Underwriters will not exceed .03333% of the total price to the public of the common shares sold in this offering. BlackRock Advisors has agreed to pay all of the Trust's offering costs (other than sales load) that exceed $.03 per common share.

Overallotment Option

              The Trust has granted the Underwriters an option to purchase up to 9,450,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional common shares proportionate to the Underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

              Until the distribution of the common shares is complete, the rules of the Securities and Exchange Commission may limit Underwriters and selling group members from bidding for and purchasing the common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

              If the Underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the

41

representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize its price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

              Neither the Trust nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Trust nor any of the Underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

              The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the purchase agreement and certain transactions related to the Trust's Dividend Reinvestment Plan.

              The Trust anticipates that the Underwriters may from time to time act as brokers or, after they have ceased to be Underwriters, dealers in executing the Trust's portfolio transactions. The Underwriters are active Underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

              Although the Trust currently does not expect to offer preferred shares, if it did, one or more of the Underwriters of the common shares may also act as an Underwriter of the Trust's preferred shares.

              The common shares will be sold to ensure that the New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

              BlackRock Advisors (and not the Trust) has agreed to pay from its own assets additional compensation to Merrill Lynch payable quarterly at the annual rate of ..15% of the Trust's managed assets during the continuance of the investment management agreement between BlackRock Advisors and the Trust. Merrill Lynch has agreed to provide, at the request of BlackRock Advisors, certain after market shareholder support services, including services designed to maintain the visibility of the Trust on an ongoing basis and to provide relevant information, studies or reports regarding the Trust and the closed-end investment company industry and asset management industry. The total amount of these additional compensation payments to Merrill Lynch will not exceed 3.98573% of the total price to the public of the common shares sold in this offering.

              BlackRock Advisors (and not the Trust) has agreed to pay from its own assets to UBS Securities LLC a structuring fee in the amount of $2,265,000 for advice relating to the structure and design of the Trust and the organization of the Trust as well as services related to the sale and distribution of the Trust's common shares. The structuring fee paid to UBS Securities LLC will not exceed .21048% of the total price to the public of the common shares sold in this offering.

              BlackRock Advisors (and not the Trust) has agreed to pay from its own assets to A.G Edwards & Sons, Inc. a sales incentive fee in the amount of $1,181,250. The sales incentive fee paid to A.G. Edwards & Sons, Inc. will not exceed .10977% of the total price to the public of the common shares sold in this offering.

              BlackRock Advisors (and not the Trust) has agreed to pay a commission to certain wholesalers of its broker dealer affiliate, BlackRock Investments, Inc., that participate in the marketing of the

42

Trust's common shares, which commissions will not exceed .16% of the total price to the public of the common shares sold in this offering. The Trust may reimburse BlackRock for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence), to the extent that the $.005 per common share reimbursement of expenses of the Underwriters (described above) and the other offering expenses of the Trust do not equal or exceed the $.03 per common share the Trust has agreed to pay for the offering expenses of the Trust.

              The sum of the fees described above, plus the amount paid by the Trust as the $.005 per common share partial reimbursement of expenses to the Underwriters, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby. The sum total of all compensation to Underwriters in connection with this public offering of common shares, including sales load and additional compensation to and reimbursement of Underwriters, will be limited to 9% of the total price to the public of the common shares sold in this offering.

              PNC Capital Markets, Inc. and J.J.B. Hilliard, W.L. Lyons, Inc., two of the Underwriters, are affiliates of BlackRock Advisors. During the marketing of the Trust's common shares, BlackRock Investments, Inc. refers certain small broker-dealers to PNC Capital Markets, Inc. In return for such referrals, 50% of any concessions paid to PNC Capital Markets, Inc. in connection with the sale of the Trust's common shares are transferred to BlackRock Investments, Inc.

              The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

CUSTODIAN AND TRANSFER AGENT

              The Custodian of the assets of the Trust is The Bank of New York. The Custodian performs custodial, fund accounting and portfolio accounting services. The Bank of New York will also serve as the Trust's Transfer Agent with respect to the common shares.

LEGAL OPINIONS

              Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

PRIVACY PRINCIPLES OF THE TRUST

              The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

              Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

              The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

43

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	B-2
Investment Objectives and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-12
Additional Risks	B-14
Management of the Trust	B-16
Portfolio Transactions and Brokerage	B-31
Description of Shares	B-32
Repurchase of Common Shares	B-34
Tax Matters	B-35
Experts	B-39
Additional Information	B-39
Report of Independent Registered Public Accounting Firm	F-1
APPENDIX A General Characteristics and Risks of Strategic Transactions	A-1
APPENDIX B Proxy Voting Procedures	B-1

44

APPENDIX A

ADDITIONAL INFORMATION REGARDING
THE MERGENT® LICENSE AGREEMENT—GENERAL DISCLAIMERS
AND THE 2005 MERGENT® DIVIDEND ACHIEVERS™.

Information Regarding the Mergent® License Agreement—General Disclaimers

              "Mergent®" and "Dividend Achievers™" are trademarks of Mergent® and have been licensed for use by the Trust. The Trust is not sponsored, endorsed, sold or promoted by Mergent® and Mergent® makes no representation regarding the advisability of investing in the Trust.

              This Trust and its common shares are not sponsored, endorsed, sold or promoted by Mergent®. Mergent® makes no representation or warranty, express or implied, to the shareholders of this Trust or any member of the public regarding the advisability of investing in securities generally or in this Trust particularly or the ability of any data supplied by Mergent® to track general stock market performance. Mergent's® only relationship to this Trust is the licensing of certain trademarks and trade names of Mergent® and of the data supplied by Mergent® which is determined, composed and calculated by Mergent® without regard to this Trust or its common shares. Mergent® has no obligation to take the needs of this Trust or the shareholders of the Trust into consideration in determining, composing or calculating the data supplied by Mergent®. Mergent® is not responsible for and has not participated in the determination of the prices of the common shares of the Trust or the timing of the issuance or sale of such common shares. Mergent® has no obligation or liability in connection with the administration, marketing or trading of this Trust or its common shares.

              MERGENT® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. MERGENT® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT® OR ANY DATA INCLUDED THEREIN. MERGENT® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERGENT® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The 2005 Mergent® Dividend Achievers™

              The securities comprising the 2005 Mergent® Dividend Achievers™ universe are:

3M Co.
Abbott Laboratories
ABM Industries, Inc.
AFLAC Inc.
Air Products & Chemicals, Inc.
Albemarle Corp.
Alberto-Culver Co.
Alfa Corp.
Allstate Corp.
ALLTEL Corp.
Altria Group Inc.
Ambac Financial Group, Inc.
American International Group Inc.
American States Water Co.
AmSouth Bancorporation
Anchor BanCorp Wisconsin, Inc.
Anheuser-Busch Cos., Inc.
Applebee's International, Inc.
AptarGroup Inc.
Aqua America Inc.
Archer Daniels Midland Co.
Arrow International, Inc.
Associated Banc-Corp.
Atmos Energy Corp.
Automatic Data Processing Inc.
Avery Dennison Corp.

Avon Products, Inc.
BancFirst Corp.
BancorpSouth Inc.
Bandag, Inc.
Bank of America Corp.
Bank of Hawaii Corp.
Banta Corporation
Bard (C.R.), Inc.
BB&T Corp.
Beckman Coulter, Inc.
Becton, Dickinson and Co.
Bemis, Inc.
Black Hills Corporation
Brady Corp.
Briggs & Stratton Corp.
Brown & Brown, Inc.
Brown-Forman Corp.
California Water Service Group
Capital City Bank Group, Inc.
Carlisle Companies Inc.
Caterpillar Inc.
CBL & Associates Properties, Inc.
Cedar Fair, L.P.
CenturyTel, Inc.
Chemical Financial Corp.
Chevron Corp.
Chittenden Corp.
Chubb Corp.
Cincinnati Financial Corp.
Cintas Corporation
Citigroup Inc.
City National Corp.
Clarcor Inc.
Clorox Co.
Coca-Cola Co.
Colgate-Palmolive Co.
Colonial Properties Trust
Comerica, Inc.
Commerce Bancorp, Inc.
Commerce Bancshares, Inc.
Commerce Group, Inc.
Commercial Net Lease Realty, Inc.
Community Bank System, Inc.
Community Banks, Inc.
Compass Bancshares Inc.
ConAgra Foods, Inc.
Consolidated Edison, Inc.
Corus Bankshares, Inc.
Courier Corp.
Cullen/Frost Bankers, Inc.
CVB Financial Corp.
Danaher Corp.
DENTSPLY International, Inc.
Diebold, Inc.
Donnelley (R.R.) & Sons Co.
Doral Financial Corp.
Dover Corp.
Duke Realty Corp.
EastGroup Properties, Inc.
Eaton Vance Corp.
Ecolab, Inc.
Emerson Electric Co.
Energen Corp.
Essex Property Trust, Inc.
Expeditors International of Washington, Inc.
Exxon Mobil Corp.
F.N.B. Corp.
Family Dollar Stores, Inc.
Fannie Mae
Federal Realty Investment Trust
Fidelity National Financial, Inc.
Fifth Third Bancorp
First Bancorp
First Charter Corp.
First Commonwealth Financial Corp.
First Community Bancshares, Inc.
First Financial Holdings, Inc.
First Indiana Corp.
First Merchants Corp.
First Midwest Bancorp, Inc.
First Oak Brook Bancshares, Inc.
First State Bancorporation
FirstMerit Corp
Forest City Enterprises, Inc.
Franklin Electric Co., Inc.
Franklin Resources, Inc.
Freddie Mac
Fuller (H.B.) Company
Fulton Financial Corp.
Gallagher (Arthur J.) & Co.
Gannett Co., Inc.
General Dynamics Corp.
General Electric Co.
General Growth Properties, Inc.
Genuine Parts Co.
Glacier Bancorp, Inc.
Golden West Financial Corp.
Grainger (W.W.) Inc.
Granite Construction Inc.
Harley-Davidson, Inc.
Harleysville Group, Inc.
Harleysville National Corp.

Harsco Corp.
Haverty Furniture Cos., Inc.
Health Care Property Investors, Inc.
Healthcare Realty Trust, Inc.
Helmerich & Payne, Inc.
Hershey Foods Corp.
Hibernia Corp.
Hilb Rogal & Hobbs Co.
Hillenbrand Industries, Inc.
HNI Corp.
Holly Corp.
Home Depot, Inc.
Home Properties Inc.
Hormel Foods Corp.
Hudson United Bancorp
Illinois Tool Works, Inc.
Independent Bank Corporation
Irwin Financial Corp.
Jack Henry & Associates, Inc.
Jefferson-Pilot Corp.
Johnson & Johnson
Johnson Controls Inc.
KeyCorp
Kimberly-Clark Corp.
Kimco Realty Corp.
Lancaster Colony Corp.
La-Z-Boy Inc.
Legg Mason, Inc.
Leggett & Platt, Inc.
Lexington Corporate Properties Trust
Liberty Property Trust
Lilly (Eli) & Co.
Lincoln National Corp.
Linear Technology Corp.
Lowe's Cos., Inc.
LSI Industries Inc.
M & T Bank Corp.
Macerich Co.
MAF Bancorp, Inc.
Marsh & McLennan Cos., Inc.
Marshall & Ilsley Corp.
Martin Marietta Materials, Inc.
Masco Corp.
Matthews International Corp.
May Department Stores Co.
MBIA Inc.
MBNA Corp.
MBT Financial Corp.
McCormick & Co., Inc.
McDonald's Corp.
McGrath RentCorp
McGraw-Hill Cos., Inc.
MDU Resources Group Inc.
Media General, Inc.
Medtronic, Inc.
Mercantile Bankshares Corp.
Merck & Co., Inc.
Mercury General Corp.
Meredith Corp.
Meridian Bioscience Inc.
MGE Energy Inc.
Midland Co.
Mine Safety Appliances Co.
Myers Industries Inc.
NACCO Industries Inc.
National City Corp.
National Fuel Gas Co.
National Penn Bancshares, Inc.
NICOR Inc.
Nordson Corp.
North Fork Bancorporation, Inc.
Northern Trust Corp.
Nucor Corp.
Nuveen Investments Inc.
Old National Bancorp
Old Republic International Corp.
Otter Tail Corp.
Pacific Capital Bancorp
Park National Corp.
Parker-Hannifin Corp.
Paychex Inc.
PennRock Financial Services Corp.
Pentair, Inc.
Peoples Bancorp, Inc.
People's Bank
Peoples Energy Corp.
PepsiCo Inc.
Pfizer Inc.
Piedmont Natural Gas Co., Inc.
Pier 1 Imports Inc.
Pinnacle West Capital Corp.
Pitney Bowes, Inc.
Popular Inc.
PPG Industries, Inc.
Praxair, Inc.
Procter & Gamble Co.
Progress Energy, Inc.
Progressive Corp.
Prologis
Protective Life Corp.
Questar Corp.
Raven Industries, Inc.

Realty Income Corp.
Regency Centers Corp.
Regions Financial Corp.
Republic Bancorp, Inc.
RLI Corp.
Rohm & Haas Co.
Roper Industries, Inc.
Ross Stores, Inc.
RPM International Inc.
S & T Bancorp, Inc.
Sara Lee Corp.
SBC Communications, Inc.
SEI Investments Co.
ServiceMaster Co.
Sherwin-Williams Co.
Shurgard Storage Centers, Inc.
Sigma-Aldrich Corp.
Sky Financial Group, Inc.
SLM Corp.
Smith (A.O.) Corp
Sonoco Products Co.
South Financial Group Inc
Southwest Bancorp, Inc.
Stanley Works
State Auto Financial Corp.
State Street Corp.
Sterling Bancorp
Sterling Bancshares, Inc.
Sterling Financial Corp.
Stryker Corp.
Sun Communities, Inc.
SunTrust Banks, Inc.
Superior Industries International, Inc.
Supervalu Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corp.
Sysco Corp.
T Rowe Price Group Inc.
Talbots, Inc.
Tanger Factory Outlet Centers, Inc.
Target Corp.
TCF Financial Corp.
TD Banknorth Group Inc.
Teleflex Incorporated
Telephone and Data Systems, Inc.
Tennant Co.
TEPPCO Partners, L.P.
Texas Regional Bancshares, Inc.
The St Paul Travelers Companies Inc.
Tootsie Roll Industries Inc.
Transatlantic Holdings, Inc.
Trustmark Corp.
UGI Corp.
United Bankshares, Inc.
United Dominion Realty Trust, Inc.
United Technologies Corp.
Universal Corp.
Universal Forest Products Inc.
Universal Health Realty Income Trust
Valley National Bancorp
Valspar Corp.
Vectren Corp.
VF Corp.
Vulcan Materials Co.
Walgreen Co.
Wal-Mart Stores, Inc.
Washington Federal Inc.
Washington Mutual Inc.
Washington Real Estate Investment Trust
Washington Trust Bancorp, Inc.
Webster Financial Corp.
Weingarten Realty Investors
Wells Fargo & Co.
Wesbanco, Inc.
Wesco Financial Corp.
West Pharmaceutical Services, Inc.
WestAmerica Bancorporation
WGL Holdings, Inc.
Whitney Holding Corp.
Wiley (John) & Sons Inc.
Wilmington Trust Corp.
Wolverine World Wide, Inc.
WPS Resources Corp.
Wrigley (William) Jr. Co.

              Until September 19, 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

63,000,000 Shares

BlackRock Enhanced
Dividend Achievers™ Trust
Common Shares
$15.00 per Share

P R O S P E C T U S

Merrill Lynch & Co.
UBS Investment Bank
A.G. Edwards
Wachovia Securities
Advest, Inc.
Banc of America Securities LLC
Robert W. Baird & Co.
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Legg Mason Wood Walker
Incorporated
Oppenheimer & Co.
PNC Capital Markets, Inc.
RBC Capital Markets
Ryan Beck & Co.
Stifel, Nicolaus & Company
Incorporated
Wells Fargo Securities

August 25, 2005

STATEMENT OF ADDITIONAL INFORMATION

              BlackRock Enhanced Dividend Achievers™ Trust (the "Trust") is a diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated August 25, 2005. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

Use of Proceeds	B-2
Investment Objectives and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-12
Additional Risks	B-14
Management of the Trust	B-16
Portfolio Transactions and Brokerage	B-31
Description of Shares	B-32
Repurchase of Common Shares	B-34
Tax Matters	B-35
Experts	B-39
Additional Information	B-39
Report of Independent Registered Public Accounting Firm	F-1
APPENDIX A General Characteristics and Risks of Strategic Transactions	A-1
APPENDIX B Proxy Voting Procedures	B-1

This Statement of Additional Information is dated August 25, 2005.

USE OF PROCEEDS

              Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of the offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques—Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVES AND POLICIES

              The Trust's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve these objectives by investing in common stocks that pay above average dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to the Trust's shareholders.

Investment Restrictions

              Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

                  (1)   invest 25% or more of the value of its total assets in any one industry;

                  (2)   with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer;

                  (3)   issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

                  (4)   make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

                  (5)   underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

                  (6)   purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; and

                  (7)   purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

              When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

              The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

                  (1)   Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                  (2)   Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

                  (3)   Under normal market conditions, invest less than 80% of its total assets in common stocks that are included in the universe of common stocks of issuers which Mergent® has determined are Dividend Achievers™ and options with exposure to such stocks. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

              In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Code, and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

INVESTMENT POLICIES AND TECHNIQUES

              The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Borrowings And Preferred Shares

              The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes. The Trust may, but does not currently intend to, borrow funds for investment purposes and/or issue debt securities or preferred shares in an aggregate amount of approximately 33 1/3% of its total assets to purchase additional securities. These practices are known as "leverage." The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine. Changes in the value of the Trust's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total assets, including the proceeds from the issuance of preferred shares and other leverage. Although the Trust is able to issue preferred shares in an amount up to 50% of its total assets, the Trust anticipates that it would not offer preferred shares representing more than 33 1/3% of the Trust's total assets immediately after the issuance of the preferred shares.

              Under the Investment Company Act, the Trust is not permitted to (i) issue preferred shares, unless immediately after such issuance the value of the Trust's total assets is at least 200% of the liquidation value of the outstanding preferred shares or (ii) issue any senior security representing indebtedness of the Trust, unless immediately after such issuance the value of the Trust's total assets is at least 300% of the face amount of such indebtedness. In addition, in the event that the Trust does issue any preferred shares or senior securities representing indebtedness, the Trust will not be able to (i) pay dividends or declare any other distribution on any such preferred shares or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Trust's total assets is at least 200% of the liquidation value of such preferred shares after giving effect to such dividend or other distribution, or (ii) pay dividends or declare any other distribution on any such senior security representing indebtedness or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Trust's total assets is at least 300% of the face amount of such indebtedness after giving effect to such dividend or other distribution.

Foreign Securities

              Although it has no present intention to do so, the Trust may invest up to 20% of its total assets in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may, but has no present intention to, invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of the Trust's total assets. The Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States; (ii) such company's primary business office is in the United States; (iii) the principal trading market for such company's assets are located in the United States; (iv) 50% or more of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from the United States. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

              Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

              Since foreign securities may be purchased with and payable in of foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Preferred Securities

              Although it has no present intention of doing so, the Trust may invest up to 20% of its total assets in preferred securities. Such preferred securities may have any rating.

              Traditional Preferred Securities.    Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust may invest will be declared or otherwise made payable.

              Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

              Dividends on traditional preferred securities may be eligible for the reduce rate for qualified dividend income. In addition, pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of a domestic issuer. Corporate shareholders of a regulated investment company like the Trust generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction.

              Trust Preferred Securities.    Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

              Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

              Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS®");(1) monthly income preferred securities ("MIPS®"); quarterly income bond securities ("QUIBS®"); quarterly income debt securities ("QUIDS®"); quarterly income preferred securities ("QUIPSSM"); corporate trust securities ("CORTS®"); public income notes ("PINES®"); and other trust preferred securities.

(1)
TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

              Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

              Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the dividends received deduction, and will not be eligible for the reduced rate on qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically, a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Short-Term Debt Securities

              For temporary defensive proposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

                  (1)   U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

                  (3)   Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Hedging And Risk Management

              Consistent with its investment objectives and policies set forth herein, and in addition to its regular options strategy, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to hedge them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

              Futures Contracts and Options on Futures Contracts.    In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes.

              Forward Foreign Currency Contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

              Calls on Securities, Indices and Futures Contracts.    In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

              Puts on Securities, Indices and Futures Contracts.    As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

              Interest Rate Transactions.    Among the Strategic Transactions are which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

              The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are incurred into for good faith hedging purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

              Credit derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

              Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are non-fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

              Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

Short Sales

              The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

              When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

              The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker dealer.

              If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

              The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

              Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

              The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

              The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

              If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

              As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

              The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

              The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

ADDITIONAL RISKS

              In addition to the risks set forth in the prospectus, the Trust may be exposed to the following risks to the extent it invests in the following instruments or techniques:

Leverage Risk

              If the Trust borrows for investment purposes and/or issues preferred shares, the Trust will be subject to leverage risk. Although the use of leverage by the Trust may create an opportunity for higher total return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return on its common shares will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return on the Trust's common shares will be less than if leverage had not been used. In such circumstances, BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

  •
  the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

  •
  the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the common shareholders;

  •
  the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

  •
  when the Trust uses financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not use leverage; and

  •
  leverage may increase operating costs, which may reduce the Trust's total return.

              Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act. BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

Risks Related to Preferred Securities

              To the extent the Trust invests in preferred securities, there are special risks associated with investing in preferred securities, including:

              Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

              Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

              Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

              Limited Voting Rights.    Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

              In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

              Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Trust.

              New Types of Securities.    From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if BlackRock believes that doing so would be consistent with the Trust's investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Risks of Foreign Securities

              Investing in foreign securities may involve certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain foreign securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial record keeping standards and requirements.

              Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

              Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in foreign securities also may be subject to foreign withholding taxes. Dividend income from foreign corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

              As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

MANAGEMENT OF THE TRUST

Information Received by the Board

              In considering the Trust's investment management and sub-investment advisory agreements, the board of trustees received information specifically related to the approval of the investment management and sub-advisory agreements including information regarding: (i) the team of investment advisory personnel assigned to the Trust; (ii) the structure, expertise and finances of BlackRock Advisors, BlackRock Financial Management and their parent companies; (iii) the Trust's management fee and total operating expenses as compared to a peer group of closed-end funds with similar investment policies and strategies selected by Lipper, Inc.; (iv) BlackRock's profitability with respect to other funds in the BlackRock family of closed-end funds; (v) BlackRock's overall profitability as compared with available industry data; (vi) certain direct and indirect "fallout" benefits to BlackRock from its relationship with the Trust; and (vii) BlackRock's policies and procedures in respect of execution of portfolio transactions. Periodically, the trustees, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock Advisors' management of relationships with service providers and resources devoted to compliance with the such funds' investment objectives and polices and other matters.

Matters Considered by the Board

              In considering the investment management and sub-investment advisory agreements, the board of trustees, including the non-interested trustees, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Trust's surrounding circumstances. Matters considered by the board of trustees, including the non-interested trustees in approving the investment management and sub-advisory agreements included the following:

              Nature and Quality of Investment Advisory and Sub-Advisory Services.    The board of trustees, including the non-interested trustees, considered the nature and quality of the services to be provided by BlackRock Advisors and BlackRock Financial Management, respectively, to the Trust. In this connection the board reviewed:

  •
  BlackRock's compliance record, including whether other funds advised or sub-advised by BlackRock Advisors or BlackRock Financial Management have operated within their investment objectives, policies and restrictions; and

  •
  the resources of BlackRock Advisors and BlackRock Financial Management and the size, education and experience of the Trust's portfolio management team and BlackRock Advisors' and BlackRock Financial Management's use of technology and their approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

              Nature and Quality of Other Services.    The board of trustees, including the non-interested trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by BlackRock Advisors under the investment management agreement. The board of trustees, including the non-interested trustees, also considered the nature and extent of BlackRock Advisors' supervision of third party service providers.

              Fees and Expenses.    The board of trustees, including the non-interested trustees, considered the Trust's management fee and expense ratio in comparison to the management fee and expense ratios of two peer groups of funds.

              The first peer group selected for the Trust was the Value Funds group. The peer group contained 17 closed-end funds (including the Trust). Some but not all of the funds in the peer group used leverage.

              The peer group comparison was done within four sub-categories of fees and expenses: (i) management fee before fee waivers; (ii) management fee after fee waivers; (iii) total expenses before fee waivers; and (iv) total expenses after fee waivers. Each comparison was done both with and without giving effect to leverage for those funds in the peer group that use leverage, because leverage increases the effective management fee and other expenses paid by the holders of the common shares of a fund if the management fee or other expenses are payable on total managed assets.

              When compared to funds in the peer group and after giving effect to leverage, when ranked from lowest fee to highest fee, the Trust ranked as follows within each of the four sub-categories of fees and expenses: (i) 7th (below the median and average); (ii) 9th (at the median and below the average); (iii) 9th (at the median and below the average); and (iv) 10th (above the median and below the average).

              When compared to funds in the peer group assuming no leverage was used by any of the funds, when ranked from lowest fee to highest fee, the Trust ranked as follows within each of the four sub-categories: (i) 11th (above the median and average); (ii) 11th (above the median and average); (iii) 12th (above the median and below the average); and (iv) 12th (above the median and average). The board of trustees noted, however, that the funds in this peer group did not employ an option writing strategy and, accordingly, were less complex to manage in this regard.

              To compare the Trust's fees and expenses to funds that employ a call writing strategy, the Board compared the Trust to a second peer group: the Covered Call Funds group. This peer group contained 20 closed-end funds (including the Trust). None of the funds in the peer group used leverage.

              This peer group comparison also was done within four sub-categories of fees and expenses: (i) management fee before fee waivers; (ii) management fee after fee waivers; (iii) total expenses before fee waivers; and (iv) total expenses after fee waivers. When compared to funds in this peer group, when ranked from lowest fee to highest fee, the Trust ranked as follows within each of the four sub-categories: (i) 8th; (ii) 8th; (iii) 10th; and (iv) 10th. In each category, the Trust's fees and expenses were at the median and above the average.

              Profitability.    The board of trustees, including the independent trustees, considered the level of BlackRock's profits in respect of the management of the BlackRock closed-end funds. The board considered the potential for economies of scale in connection with BlackRock Advisors' management of the BlackRock closed-end funds. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Trust's business. The board of trustees, including the independent trustees, also considered BlackRock's profit margins in comparison with available industry data.

              Other Benefits.    The board of trustees, including the non-interested trustees, also considered the benefits to BlackRock associated with BlackRock and its affiliates providing non-advisory services to the Trust, including administrative services. The board of trustees, including the independent trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationship with the Trust, including potential benefits accruing to BlackRock and its affiliates as a result of potentially stronger relationships with members of the broker-dealer community, increased name recognition of BlackRock and its affiliates, enhanced sales of other investment funds and products sponsored by BlackRock and its affiliates and increased assets under management which may increase the benefits realized by BlackRock from soft dollar arrangements with broker-dealers. The board also considered the unquantifiable nature of these potential benefits.

              Miscellaneous.    During the board of trustees' deliberations in connection with its approval of the management fee, the board of trustees was aware that BlackRock Advisors intended to pay compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of the Trust's common shares and to employees of BlackRock Advisors and its affiliates that participate in the offering of the Trust's common shares, the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock Advisors in consideration of such compensation. The board of trustees also considered whether the management fee met applicable standards in light of the services provided by BlackRock Advisors, without regard to whether BlackRock Advisors ultimately pays any portion of the anticipated compensation to the underwriters. The board of trustees considered the scale of BlackRock's equity management operations and the potential for economies of scale in the context of the Trust. The board of trustees was informed that BlackRock does not advise institutional accounts comparable to the Trust.

Conclusion

              Based on the information reviewed and discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the non-interested trustees, approved each of the investment advisory agreement between BlackRock Advisors and the Trust and the sub-advisory agreement among BlackRock Advisors, BlackRock Financial Management and the Trust as in the best interests of shareholders of the Trust.

              The investment management agreement was approved by the sole common shareholder of the Trust as of August 10, 2005. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

              The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of August 10, 2005. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

              The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

              The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Andrew F. Brimmer P.O. Box 4546 New York, NY 10163-4546 Age: 78 Lead Trustee Audit Committee Chairman	3 years(1)(2)	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm, also Wilmer D. Barrett Professor of Economics, University of Massachusetts—Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board.	55	Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Formerly Director of AirBorne Express, BankAmerica Corporation (Bank of America), Bell South Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, MNC Financial Corporation (American Security Bank), NCM Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).
Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 59 Trustee Audit Committee Member	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	55	Trustee: Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemical, Fremont Group and The Guardian Life Insurance Company of America.

Kent Dixon P.O. Box 4546 New York, NY 10163-4546 Age: 67 Trustee Audit Committee Member	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	55	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).
Frank J. Fabozzi P.O. Box 4546 New York, NY 10163-4546 Age: 56 Trustee Audit Committee Member	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	55	Director, Guardian Mutual Funds Group (18 portfolios).
Kathleen F. Feldstein P.O. Box 4546 New York, NY 10163-4546 Age: 64 Trustee	3 years(1)(2)	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA.	54
				Director of BellSouth Inc. and Knight Ridder, Inc.; Trustee of the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.

R. Glenn Hubbard P.O. Box 4546 New York, NY 10163-4546 Age: 46 Trustee	3 years(1)(2)
		Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School's Entrepreneurship Program 1994-1997. Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.	55
				Director of ADP, Dex Media, KKR Financial Corporation, and Ripplewood Holdings. Member of Board of Directors of Duke Realty. Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York.
James Clayburn LaForce, Jr. P.O. Box 4546 New York, NY 10163-4546 Age: 76 Trustee	3 years(1)(2)	Dean Emeritus of the John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of the School of Business, Hong Kong University of Science and Technology 1990-1993. From 1978 to September 1993, Dean of the John E. Anderson Graduate School of Management, University of California.	55	Director of Payden & Rygel Investment Trust, Metzler-Payden Investment Trust, Advisor Series Trust, Arena Pharmaceuticals, Inc. and CancerVax Corporation.
INTERESTED TRUSTEES:
Robert S. Kapito* Age: 48 Trustee and President	3 years(1)(2)	Vice Chairman of BlackRock, Inc. Head of the Portfolio Management Group. Also a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group of BlackRock, Inc. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.	55	Chairman of the Hope & Heroes Children's Cancer Fund. President of the Board of Directors of Periwinkle National Theatre for Young Audiences.

Ralph L. Schlosstein* Age: 54 Trustee and Chairman of the Board	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Member of the Management Committee and Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Chairman and President of the BlackRock Liquidity Funds and Director of several of BlackRock's alternative investment vehicles.	55
				Chairman and President of the BlackRock Liquidity Funds (10 portfolios). Director of Anthracite Capital, Inc. and Director of several of BlackRock's alternative investment vehicles. Currently a member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, a member of the board of the Financial Institutions Center of The Wharton School of the University of Pennsylvania, a trustee of the American Museum of Natural History, a trustee of Trinity School in New York City, a member of the Board of Advisors of Marujupu LLC, and a Trustee of New Visions for Public Education and of The Public Theater in New York City. Formerly, a director of Pulte Corporation, the nation's largest homebuilder, a Trustee of Denison University and a member of Fannie Mae's Advisory Council.
Walter F. Mondale(3) P.O. Box 4546 New York, NY 10163-4546 Age: 77 Trustee	3 years(1)(2)	Senior Counsel, Dorsey & Whitney LLP, a law firm (January 2004-present); Partner, Dorsey & Whitney LLP (December 1996-December 2003, September 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly, Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States.	55
				Chairman of Panasonic Foundation's Board of Directors and Director of United Health Foundation. Member of the Hubert H. Humphrey Institute of Public Affairs Advisory Board, The Mike and Maureen Mansfield Foundation and the Dean's Board of Visitors of the Medical School at the University of Minnesota.

*
"Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.

(1)
After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he or she serves:

—Messrs. Cavanagh, La Force and Hubbard, as Class I trustees, are expected to stand for re-election at the Trust's 2008 annual meeting of shareholders

—Messrs. Schlosstein, Fabozzi and Mondale, and Ms. Feldstein, as Class II trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders

—Messrs. Kapito, Brimmer and Dixon, as Class III trustees, are expected to stand for re-election at the Trust's 2007 annual meeting of shareholders

(2)
Each trustee has served in such capacity since the Trust's inception.

(3)
Mr. Mondale may be deemed an interested person of one or more of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.

OFFICERS:

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Anne F. Ackerley Age: 43	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Bartholomew A. Battista Age: 46	Chief Compliance Officer
Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004. Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the BlackRock Funds and the BlackRock Liquidity Funds since 2004. Managing Director (since 2003), and Director (2000-2002) of BlackRock, Inc. Compliance Officer at Moore Capital Management from 1995-1998.
Henry Gabbay Age: 57	Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
James Kong Age: 44	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
Vincent Tritto, Esq. Age: 43	Secretary
Managing Director, Senior Counsel and Assistant Secretary of BlackRock, Inc. (since January 2005) and Director, Senior Counsel and Assistant Secretary (2002-2004) of BlackRock, Inc. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan, Esq. Age: 46	Assistant Secretary
Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004),and Vice President and Senior Counsel (1998-2000), BlackRock, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon Stevens & Young, LLP from March 1990 to May 1995.

Name of Director	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family in All Registered Investment Companies(*)
Andrew F. Brimmer	$0	over $100,000
Richard E. Cavanagh	$0	over $100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein	$0	$10,001-$50,000
R. Glenn Hubbard	$0	$50,000-$100,000
Robert S. Kapito	$0	over $100,000
James Clayburn La Force, Jr.	$0	over $100,000
Walter F. Mondale	$0	over $100,000
Ralph L. Schlosstein	$0	over $100,000

(*)
As of February 28, 2005.

              The Trustees do not own shares in the Trust as the Trust has no operating history.

              The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2005, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation from the Trust		Total Compensation from the Trust and Fund Complex Paid to Board Members(1)
Dr. Andrew F. Brimmer	$2,000	(2)	$290,000	(3)(4)(5)
Richard E. Cavanagh	$2,000	(2)	$210,000	(4)(5)
Kent Dixon	$2,000	(2)	$210,000	(4)(5)
Frank J. Fabozzi	$2,000	(2)	$210,000	(4)(5)
Kathleen F. Feldstein	$2,000	(2)	$190,000	(4)
R. Glenn Hubbard	$2,000	(2)	$190,000	(4)
James Clayburn La Force, Jr.	$2,000	(2)	$190,000	(4)
Walter F. Mondale	$2,000	(2)	$190,000	(4)

(1)
Estimates the total compensation to be earned by that person during the calendar year end December 31, 2005 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2)
Of these amounts it is anticipated that Trustees Brimmer, Cavanagh, Dixon, Fabozzi, Feldstein, La Force, Hubbard, and Mondale may defer $0, $0, $0, $0, $0, $2,000, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2005.

(3)
Dr. Brimmer serves as "lead director" and Governance Committee Chairman for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $50,000 per annum by the Fund Complex.

(4)
Of this amount, Trustees Brimmer, Cavanagh, Dixon, Fabozzi, Feldstein, La Force, Hubbard and Mondale are expected to defer $50,000, $50,000, $50,000, $50,000, $30,000, $190,000, $190,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(5)
Includes compensation for service on the Audit Committee. Dr. Brimmer receives $30,000 per annum for his service as Chairman of the Audit Committee and all Trustees on the Audit Committee receive $20,000 base per annum for their service on the Audit Committee.

              Each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,000 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $50,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex plus an additional $30,000 per annum for his services as chairman of the Audit Committee. Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will receive an additional $20,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will be allocated among the funds/trusts in the Fund Complex based on their relative net assets. In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum Audit Committee fee) held on a single day does not exceed $15,834 for any Independent Trustee. Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

              The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

              The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

              The Audit Committee consists of Messrs. Brimmer, Cavanagh, Dixon and Fabozzi. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has three audit committee financial experts serving on its Audit Committee, Messrs. Brimmer, Dixon and Fabozzi, each of whom is independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

              The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Hubbard and Ms. Feldstein. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

              The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

  •
  The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

  •
  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

              The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

              As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the sole trustee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust's independent registered public accounting firm.

              Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Proxy Voting Policies

              The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

              The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

              BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $414.4 billion of assets under management at June 30, 2005. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock FundsTM and BlackRock Liquidity FundsTM. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name.

              The BlackRock organization has over 17 years of experience managing closed-end funds. At June 30, 2005, BlackRock advised a closed-end family of 55 active funds with approximately $16.3 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, Morristown, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc., one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees.

Portfolio Managers

              As of June 30, 2005, David Byrket and Frederick Herrmann managed or were members of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	13	$6,971 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$134 million	0	—
Other Accounts	5	$120 million	0	—

              As of June 30, 2005, Kyle McClements managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$477 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$288 million	0	—

              BlackRock Advisors has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock

Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock Advisors, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock Advisors, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors' (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock Advisors includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

              Circumstances may arise under which BlackRock Advisors determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply of or demand for the security or other investment. Under such circumstances, BlackRock Advisors will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Trust, BlackRock Advisors may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Trust with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. In this connection, it should be noted that Mr. McClements assists in the management of a hedge fund and each portfolio manager may in the future manage other such accounts.

Portfolio Manager Compensation

              BlackRock Advisors' financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock Advisors such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

              Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

              Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

    Long-Term Retention and Incentive Plan (LTIP)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock, Inc. common stock. Messrs. Byrket and Herrmann have received awards under the LTIP.

    Deferred Compensation Program—A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Messrs. Byrket and Herrmann, is mandatorily deferred in a similar manner for a number of years.

    Options and Restricted Stock Awards—While incentive stock options are not presently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

    Incentive Savings Plans—The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.'s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Messrs. Byrket, Herrmann and McClements are eligible to participate in these plans.

              Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A committee of BlackRock, Inc.'s officers compares each fund's performance against those benchmarks that the committee believes are most applicable to the fund. In the case of the Trust, it is anticipated that such benchmarks would include the S&P 500 Index, the Russell 1000 Value Index, the 10-year United States Treasury note, certain customized indices and the Trust's Lipper peer group. The committee then makes a subjective determination with respect to the portfolio managers' compensation based on the Trust's performance relative to the various benchmarks.

              Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Securities Ownership of Portfolio Managers

              The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

              The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

              Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

              The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor's investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pay to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

              One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust.

Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisor, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

              It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF SHARES

Common Shares

              The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

              The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares (the "Preferred Shares") with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

              Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

              Voting Rights.    The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

              The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

              Redemption, Purchase and Sale of Preferred Shares by the Trust.    The terms of any Preferred Shares would typically provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

              The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

              The Trust may apply for ratings for any Preferred Shares from Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and /or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

Other Shares

              The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or

Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

              The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

              Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

              Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

              Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

              The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

              In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

              Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

              The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Trust

              The Trust intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from an interest in a "qualified publicly traded partnership" (as defined under Section 851(h) of the Code) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs), of any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses, or of one or more "qualified publicly traded partnerships."

              For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership. Moreover, the separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

              As a RIC, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Trust's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

              Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Trust level. To avoid the tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

              A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

              If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

The Trust's Investments

              Certain of the Company's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Company will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and generally attempt to reduce the risk that the Company might be disqualified as a RIC. The Company may be required to liquidate portfolio securities or borrow funds in order to satisfy the distribution requirement and not be subject to the 4% excise tax.

              If the Trust invests (directly or indirectly through a REIT) in residual interests in REMICs a portion of the Trust's income will be subject to U.S. federal income tax in all events. Excess inclusion income of the Trust generated by a residual interest in a REMIC will be allocated to shareholders of the Trust in proportion to the dividends received by the shareholders of the Trust. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding taxes. In addition, if the shareholders of the Trust include a "disqualified organization" (such as certain governments or governmental agencies) the Trust may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

              Income received by the Trust with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Trust's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. Similarly, due to the makeup of the Trust's investment portfolio, the Trust will not be able to pass through to its shareholders tax exempt dividends despite the fact that the Trust may receive some tax exempt interest.

              Investments by the Trust in certain "passive foreign investment companies" ("PFICs") could subject the Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Several elections may be available to the Trust to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates on "qualified dividend income" discussed below under "Taxation of Shareholders."

Taxation of Shareholders

              Distributions paid by the Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Trust's income consists of dividends received from U.S. corporations and (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. If the Trust's qualified dividend income is less than 95 percent of its gross income, a shareholder of the Trust may only include as qualifying dividend income that portion of the dividends that may be and are so designated by the Trust as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.

              Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Trust's shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of individuals generally is 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (provided that the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

              The Trust may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a tax of 35% of such amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

              Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

              The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

              Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

              Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

              Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

              A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Certain dividends designated by the Trust as "interest related dividends" that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in the Trust will be exempt from U.S. withholding tax. Interest related dividends are those dividends derived from certain interest income (including bank deposit interest and short-term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. In addition, certain dividends designated by the Trust as "short-term capital gain dividends" that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the Trust's short-term capital gains over net long-term capital losses. Furthermore, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations, which may include certain REITs and certain REIT capital gain dividends) will generally cause a foreign investor to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign investor to file a U.S. federal income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign investor that is a corporation. These rules generally apply, with certain exceptions, to taxable years beginning after December 31, 2004 and before January 1, 2008. Foreign investors should consult their tax advisors regarding the tax consequences of investing in common shares.

              The Trust may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

              THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF COMMON SHARES.

EXPERTS

              The Statement of Assets and Liabilities of the Trust as of August 10, 2005 appearing in this Statement of Additional Information and related Statements of Operations and Changes in Net Assets for the period from July 1, 2005 (date of inception) to August 10, 2005 have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

              A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Enhanced Dividend Achievers™ Trust:

              We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Dividend Achievers™ Trust (the "Trust") as of August 10, 2005 and the related statements of operations and changes in net assets for the period from July 1, 2005 (date of inception) to August 10, 2005. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

              We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

              In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Enhanced Dividend Achievers™ Trust as of August 10, 2005, and the results of its operations and the changes in its net assets for the period from July 1, 2005 (date of inception) to August 10, 2005, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
August 11, 2005

BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST

STATEMENT OF ASSETS AND LIABILITIES

August 10, 2005

ASSETS:
Cash	$115,001
LIABILITIES:
Payable for organization costs	15,000

Net Assets	$100,001

Net assets were comprised of:
Common stock at par (Note 1)	$8
Paid-in capital in excess of par	114,993
Accumulated net investment loss	(15,000)

Net assets, August 10, 2005	$100,001

Net asset value per common share:
Equivalent to 8,028 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized	$12.46

See Notes to Financial Statements.

BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST

STATEMENT OF OPERATIONS

For the period July 1, 2005 (date of inception) to August 10, 2005

Investment Income	$—
Expenses
Organization expenses	15,000

Net investment loss	$(15,000)

See Notes to Financial Statements.

BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST

STATEMENT OF CHANGES IN NET ASSETS

For the period July 1, 2005 (date of inception) to August 10, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(15,000)

Net decrease in net assets resulting from operations	(15,000)

Capital Share Transactions
Net proceeds from the issuance of common shares	115,001

Total increase	100,001
NET ASSETS
Beginning of period	—

End of period (including accumulated net investment loss of $15,000)	$100,001

See Notes to Financial Statements.

BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST

NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization

        BlackRock Enhanced Dividend Achievers™ Trust (the "Trust") was organized as a Delaware statutory trust on July 1, 2005, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock Funding, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).

              Investment Valuation:    The Trust values its investments primarily by using market quotations. Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's Board of Trustees. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to and ratified by the Board of Trustees.

              When determining the price for a Fair Valued Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

              Foreign securities and equity securities from emerging markets are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

              Estimates:    The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

              Federal Income Taxes:    It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

Note 2.    Agreements

        The Trust has entered into an Investment Management Agreement with BlackRock Advisors, Inc., a wholly-owned subsidiary of BlackRock, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") in an amount equal to 1.00% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust minus the sum of accrued liabilities (other than debt representing financial leverage). The Investment Management Fee covers both investment advisory and administration services.

Note 3.    Organization Expenses and Offering Costs

        Organization expenses of $15,000 incurred by the Trust have been expensed. Offering costs, estimated to be approximately $775,000, limited to $0.03 per share, will be charged to paid-in capital at the time common shares are sold.

APPENDIX A

GENERAL CHARACTERISTICS AND RISKS
OF STRATEGIC TRANSACTIONS

              In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities And Indices

              The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

              The Trust's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on

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that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

              The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts And Related Options

              Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

              Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

              Limitations on Use of Futures and Options on Futures.    The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

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              Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

              Strategic Transactions Present Certain Risks.    With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

              Regulatory Considerations.    The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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APPENDIX B

PROXY VOTING PROCEDURES

PROXY VOTING POLICY

For

BlackRock Advisors, Inc.
and Its Affiliated Registered Investment Advisers

Introduction

              This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

              Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

              Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

              Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

              Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

              This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in

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jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

              Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

  A.
  Social Issues,
  B.
  Financial/Corporate Issues, and
  C.
  Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

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SECTION I

ROUTINE MATTERS

              Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

  1.
  They do not measurably change the structure, management control, or operation of the corporation.

  2.
  They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

              BlackRock will normally support the following routine proposals:

  1.
  To increase authorized common shares.

  2.
  To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

  3.
  To elect or re-elect directors.

  4.
  To appoint or elect auditors.

  5.
  To approve indemnification of directors and limitation of directors' liability.

  6.
  To establish compensation levels.

  7.
  To establish employee stock purchase or ownership plans.

  8.
  To set time and location of annual meeting.

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SECTION II

NON-ROUTINE PROPOSALS

A.
Social Issues

              Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Voting Recommendation

              If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

  1.
  To enforce restrictive energy policies.

  2.
  To place arbitrary restrictions on military contracting.

  3.
  To bar or place arbitrary restrictions on trade with other countries.

  4.
  To restrict the marketing of controversial products.

  5.
  To limit corporate political activities.

  6.
  To bar or restrict charitable contributions.

  7.
  To enforce a general policy regarding human rights based on arbitrary parameters.

  8.
  To enforce a general policy regarding employment practices based on arbitrary parameters.

  9.
  To enforce a general policy regarding animal rights based on arbitrary parameters.

  10.
  To place arbitrary restrictions on environmental practices.

B.
Financial/Corporate Issues

              Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

Voting Recommendation

              We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

  1.
  To change the state of incorporation.

  2.
  To approve mergers, acquisitions or dissolution.

  3.
  To institute indenture changes.

  4.
  To change capitalization.

C.
Shareholder Rights

              Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

              We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

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Voting Recommendation

              We will generally vote for the following management proposals:

  1.
  To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

  2.
  To institute staggered board of directors.

  3.
  To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

  4.
  To eliminate cumulative voting.

  5.
  To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

  6.
  To create a dividend reinvestment program.

  7.
  To eliminate preemptive rights.

  8.
  To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

              We will generally vote against the following management proposals:

  1.
  To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

  2.
  To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

  3.
  To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

  4.
  To prohibit replacement of existing members of the board of directors.

  5.
  To eliminate shareholder action by written consent without a shareholder meeting.

  6.
  To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

  7.
  To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

  8.
  To limit the ability of shareholders to nominate directors.

              We will generally vote for the following shareholder proposals:

  1.
  To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

  2.
  To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

  3.
  To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

  4.
  To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

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  5.
  To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

  6.
  To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

  7.
  To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

  8.
  To create a dividend reinvestment program.

  9.
  To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

  10.
  To require that "golden parachutes" be submitted for shareholder ratification.

              We will generally vote against the following shareholder proposals:

  1.
  To restore preemptive rights.

  2.
  To restore cumulative voting.

  3.
  To require annual election of directors or to specify tenure.

  4.
  To eliminate a staggered board of directors.

  5.
  To require confidential voting.

  6.
  To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

  7.
  To dock director pay for failing to attend board meetings.

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SECTION III

VOTING PROCESS

              BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

              IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

              With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

              With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

*    *    *    *    *

              Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

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Item 27

Registration fee	$135,355
NYSE listing fee	$40,000
Printing (other than certificates)	$415,000
Engraving and printing certificates	$14,407
Accounting fees and expenses related to the offering	$15,000
Legal fees and expenses related to the offering	$260,000
NASD fee	$75,000
Miscellaneous (i.e. Travel) related to the offering	$250,000

Total	$1,204,762

QuickLinks

PROSPECTUS SUMMARY
SUMMARY OF TRUST EXPENSES
THE TRUST
USE OF PROCEEDS
THE TRUST'S INVESTMENTS
RISKS
MANAGEMENT OF THE TRUST
NET ASSET VALUE
DISTRIBUTIONS
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF SHARES
ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
CLOSED-END FUND STRUCTURE
REPURCHASE OF COMMON SHARES
TAX MATTERS
UNDERWRITING
CUSTODIAN AND TRANSFER AGENT
LEGAL OPINIONS
PRIVACY PRINCIPLES OF THE TRUST
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A ADDITIONAL INFORMATION REGARDING THE MERGENT® LICENSE AGREEMENT—GENERAL DISCLAIMERS AND THE 2005 MERGENT® DIVIDEND ACHIEVERS™.
STATEMENT OF ADDITIONAL INFORMATION

USE OF PROCEEDS
INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT POLICIES AND TECHNIQUES
OTHER INVESTMENT POLICIES AND TECHNIQUES
ADDITIONAL RISKS
MANAGEMENT OF THE TRUST
PORTFOLIO TRANSACTIONS AND BROKERAGE
DESCRIPTION OF SHARES
REPURCHASE OF COMMON SHARES
TAX MATTERS
EXPERTS
ADDITIONAL INFORMATION
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST STATEMENT OF ASSETS AND LIABILITIES August 10, 2005
BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST STATEMENT OF OPERATIONS For the period July 1, 2005 (date of inception) to August 10, 2005
BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST STATEMENT OF CHANGES IN NET ASSETS For the period July 1, 2005 (date of inception) to August 10, 2005
BLACKROCK ENHANCED DIVIDEND ACHIEVERS™ TRUST NOTES TO FINANCIAL STATEMENTS
APPENDIX A GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS
APPENDIX B PROXY VOTING PROCEDURES
PROXY VOTING POLICY For BlackRock Advisors, Inc. and Its Affiliated Registered Investment Advisers
SECTION I ROUTINE MATTERS
Voting Recommendation
SECTION II NON-ROUTINE PROPOSALS
Voting Recommendation
Voting Recommendation
Voting Recommendation
SECTION III VOTING PROCESS